SUPPLEMENT DATED DECEMBER 3, 1998 TO THE
   PROSPECTUS DATED APRIL 1, 1998 OF MERRILL LYNCH AMERICAS INCOME FUND, INC.
                                     AND THE
 PROSPECTUS DATED APRIL 2, 1998 OF MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT
                                 AND RETIREMENT

          The seventh paragraph under "Management of the Fund - Management and Advisory Arrangements" is revised by deleting the entire paragraph and adding the following:

          VINCENT T. LATHBURY, III is the Fund's Portfolio Manager. Mr. Lathbury has been First Vice President of MLAM since 1997, Portfolio Manager of FAM and MLAM since 1982 and was Vice President of MLAM from 1982 to 1997. Mr. Lathbury is primarily responsible for the day-to-day management of the Fund's investment portfolio.

Code     #16802-0498ALL
Code     #10417-0498ALL